Exhibit 32.1

Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Timothy R. Kasmoch, as the Chief Executive Officer of N-Viro International Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K for the year ended December 31, 2011 (the “Form 10-K”) (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.

/s/  Timothy R. Kasmoch
Timothy R. Kasmoch, President and Chief Executive Officer
March 30, 2012